PARI MANAGEMENT CORPORATION,

                                            Landlord

                            ENZO CLINICAL LABS, INC.,

                                            Tenant

                              AMENDED AND RESTATED

                                      LEASE





DATED:    as of March 14, 2005


PREMISES: 60 Executive Boulevard, Farmingdale, New York








                                       1
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                                TABLE OF CONTENTS

                                                                            PAGE

1     THE LEASED PREMISES......................................................1

2     TERM.....................................................................2

3     FIXED ANNUAL MINIMUM RENTAL..............................................2

4     UTILITIES................................................................2

5     ADDITIONAL RENT..........................................................2

6     USE......................................................................4

7     COMPLIANCE WITH LAWS AND AGREEMENTS......................................4

8     MAINTENANCE AND REPAIR...................................................5

9     CHANGES, ALTERATIONS AND NEW CONSTRUCTION BY THE TENANT..................6

10    INDEMNITY AND PUBLIC LIABILITY INSURANCE.................................8

11    INSURANCE FOR DAMAGE OR DESTRUCTION AND WORKER'S COMPENSATION............9

12    CONDEMNATION............................................................12

13    REMOVAL OF TENANT'S PROPERTY............................................13

14    SUBORDINATION, NON-DISTURBANCE, NOTICE TO LESSORS AND MORTGAGEES........14

15    NON-WAIVER..............................................................15

16    QUIET ENJOYMENT.........................................................15

17    ASSIGNMENT AND SUBLETTING...............................................15

18    ENTRY BY LANDLORD.......................................................18

19    TENANT'S DEFAULT........................................................18

20    TAX APPEALS AND CONTEST.................................................20

21    SIGNS...................................................................21

22    SURRENDER OF PREMISES...................................................22

23    ENVIRONMENTAL REQUIREMENTS..............................................22

24    "LANDLORD" DEFINED......................................................24


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                                                                            PAGE

25    TENANT'S PAYMENTS.......................................................24

26    RIGHT TO CURE DEFAULTS..................................................25

27    COVENANT AGAINST LIENS..................................................25

28    WAIVER OF REDEMPTION....................................................25

29    LANDLORD'S AND TENANT'S CERTIFICATES....................................26

30    WAIVER OF TRIAL BY JURY.................................................26

31    NET LEASE: NON-TERMINABILITY............................................26

32    MISCELLANEOUS PROVISION.................................................27

33    SECURITY DEPOSIT........................................................30

34    LANDLORD'S RIGHT TO BUILD ADDITIONAL IMPROVEMENTS.......................30

35    NO BROKER...............................................................31

36    DEFINITIONS.............................................................32

37    TENANT REPRESENTATIONS..................................................33

38    AMENDED AND RESTATED LEASE..............................................33

                           AMENDED AND RESTATED LEASE

         THIS AMENDED AND RESTATED LEASE (hereinafter the "Lease") entered into as of the 1st day of April, 2005, by and between PARI MANAGEMENT CORPORATION, a New York corporation with an address at 17 Catalina Drive, Kings Point, New York 11024 (hereinafter called the "Landlord") and ENZO CLINICAL LABS, INC., a New York corporation, having an office located at 60 Executive Boulevard, Farmingdale, New York (hereinafter called the "Tenant").

         Upon the terms and subject to the conditions hereinafter set forth, the Landlord leases to the Tenant and the Tenant leases from the Landlord, the property hereinafter described:

         1.       THE LEASED PREMISES.

                  (a) Subject to the provisions of Section 34, the property hereby leased to the Tenant is the tract or tracts of land (the "Land") situated in the Town of Babylon, County of Suffolk and State of New York more particularly described in Exhibit "A" annexed hereto and by this reference made a part hereof, together with the buildings and other improvements now or hereafter located thereon (collectively the "Improvements").

                  (b) The Land and Improvements leased hereunder, together with all appurtenances thereto, hereinafter sometimes collectively referred to as the "Leased Premises", are demised and let subject to (a) the rights of any parties in possession thereof and the existing state of the title thereof as of the commencement of the term of this Lease, (b) any state of facts which an accurate survey or physical inspection thereof might show, (c) all zoning regulations now in effect or hereafter adopted by any governmental authority having jurisdiction, and (d) with respect to the Improvements, their condition as of the commencement of the term of this Lease, without representation or warranty by Landlord with respect thereto. Tenant represents to Landlord that Tenant has examined and inspected the physical condition of the Leased Premises prior to the execution and delivery of this Lease, is familiar with the physical condition thereof and has found the same to be satisfactory for all purposes hereof, and Tenant accepts the title and condition of the Leased Premises in their respective, present condition "as is."

                  (c) Landlord makes no representation or warranty with respect to the conditions of the Leased Premises or its fitness or availability for any particular use, and Landlord shall not be liable for any latent or patent defect therein. The Landlord has not made and does not make any representation as to the physical condition, expenses, operation or any other matter or thing effecting or related to the Leased Premises, except as herein specifically set forth, and the Tenant hereby expressly acknowledges that no representations have been made. It is understood and agreed that all understandings and agreements heretofore had between the parties hereto are merged into this Lease, which alone fully and completely expresses their agreement, and that the same is entered into after full investigation.

                  (d) The Landlord shall not be liable or bound by any verbal or written statements, representations, real estate brokers' "set-ups" or information pertaining to the Premises furnished by any real estate broker, agent, employee, servant or any other person unless the same are specifically set forth herein. The Tenant further acknowledges that, except as

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specifically   set  forth  herein,   neither  the  Landlord  nor  any  agent  or
representative of the Landlord, have made, and Landlord is not liable for or bound. in any matter by, any express or implied warranties, guarantees, promises, statements, inducements, representations or information pertaining to the Leased Premises, including but not limited to fixtures, equipment and personal property located therein, the physical condition, income, expenses or operation thereof, the validity of the certificate of occupancy or any other matter or thing with respect thereto.

         2.       TERM.

         The term of this Lease is twelve (12) years, commencing on April 1, 2005 and terminating March 31, 2017, (the "Lease Termination Date") or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to the provisions of any present or future law, statute, ordinance, rule, regulation, other governmental order or controlling judicial determination of any federal, state, local, municipal or other governmental body, agency or authority having or asserting jurisdiction and all departments, commissions, boards and officers thereof (collectively the "Laws").

         3.       FIXED ANNUAL MINIMUM RENTAL.

         Tenant covenants to pay Landlord, without previous demand therefore and without any setoff or deduction whatsoever a net fixed annual minimum rent (the "Minimum Rental") payable in equal monthly installments, in advance on or before the first (1st) day of each and every calendar month during the term of this Lease in the amounts and with such adjustments set forth on Schedule "1" annexed hereto and by this reference made a part hereof. Landlord may, at its option, direct Tenant to pay all or any portion of the Minimum Rental directly to any agent or representative of Landlord or to the holder of any mortgage on the Leased Premises and to pay the balance of the Minimum Rental, if any, to Landlord.

         4.       UTILITIES.

         Tenant shall obtain, at its own expense, all utilities of every type and nature required by it in its use of the Leased Premises and shall pay or cause to be paid, when due, all bills for water, sewerage, heat, gas, electricity and other utilities, if any, used on, in connection with, or chargeable against the Leased Premises until the termination of this Lease and all bills for utility charges relating to the Leased Premises or the use thereof and imposed on users of utilities, whether or not such charges shall relate to services or benefits available to the Tenant during the term of this Lease, and the Tenant shall indemnify and save harmless the Landlord from and against any loss, cost and expense in connection therewith.

         5.       ADDITIONAL RENT.

                  (a) Except as provided in Section 34, it is the purpose and intent of the Landlord and Tenant that the rent payable hereunder shall be absolutely net to the Landlord so that this Lease shall yield, net to the Landlord, the rents specified herein in each year during the term of this Lease.

                  (b) Tenant covenants to pay, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, as additional rent, all taxes, assessments (including but not limited to, all assessments for public improvements or benefits, whether or not commenced or completed within the term of this Lease), water, sewer and other rents, rates and charges for public utilities, excises, levies, license and permit and inspection fees and other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time prior to or during the term of this Lease may have been or may be assessed, levied, confirmed, imposed upon, or grow or become due or payable out of or in respect of, or become a lien on, the Leased Premises or any part thereof or any appurtenance thereto, any personal property, the rent and income received by Tenant from subtenants, if any, any use, possession or occupation of the Leased Premises, or rentals or sales therefrom or activity conducted therein, such franchises as may be appurtenant to the use or occupation of the Leased Premises, this transaction or any document to. which Tenant is a party creating or transferring any right, title or interest or estate in the Leased Premises (all of the foregoing, together with any and all penalties and/or interest thereon, being hereinafter sometimes collectively referred to as "Impositions", and any of the same being hereinafter sometimes referred to as an "Imposition"). Nothing herein contained shall require Tenant to pay income taxes assessed against Landlord, or any capital levy, corporation franchise, excess profits, estate, succession, inheritance or transfer taxes of Landlord, unless such taxes are imposed or levied upon or assessed as a total or partial substitute for, or in lieu of, any other Imposition required to be paid by Tenant pursuant to this
Section 5(b), in which event same shall be deemed Impositions and shall be paid by Tenant; provided, however, that if at any time during the term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on Landlord a capital levy, gross receipts or other tax directly on the rents received therefrom and/or a franchise tax or an assessment, levy or charge measured by or based, in whole or in part, upon such rents, the Leased Premises (including but not limited to the acquisition, leasing, use, or value thereof) or the present or any future Improvements on the Leased Premises or the construction thereof and/or measured in whole or in part by Landlord's income from the Leased Premises if in computing such income there is not allowed as a deduction any significant portion of the depreciation or interest deductions allowed for federal income tax purposes, then all such taxes, assessments, levies and charges, or the part thereof so measured or based, shall be deemed to be included within the term "Imposition" for the purposes hereof, but only to the extent that such taxes would be payable if the Leased Premises were the only property of the Landlord, and Tenant shall pay and discharge the same as. herein provided in respect of the payment of Impositions. Tenant shall furnish to Landlord, promptly after payment of any Impositions, official receipts or other satisfactory proof evidencing payment of such Imposition. In addition, Tenant shall furnish to Landlord, semi-annually on January 1, and July 1 of each year and within ten (10) days after a request from Landlord, throughout the term of this Lease, a certificate executed by an executive officer of Tenant, stating that all Impositions have been paid to date. Upon Tenant's failure to pay such Impositions or failure to provide proof of such payment or failure to deliver any such certificate, as above provided, or if Landlord gives notice to Tenant Landlord shall have the right, at Landlord's option, to require Tenant to: (i) promptly deposit with Landlord funds for the payment of current Impositions required to be paid by Tenant hereunder; and (ii) also deposit one-twelfth (1/12th) of the current annual Impositions or the Landlord's estimate of the current annual Impositions if the current amounts thereof have not been fixed, on the first day of each month in advance, except that all additional funds required for any payments thereof shall also be deposited as aforesaid on the first day of the final month during which or at the end of which a payment is due and payable without interest or penalty.

         6.       USE.

                  (a) Tenant shall be permitted to use the Leased Premises for any and all lawful purposes, subject, however, to zoning ordinances, Laws, the orders, rules and regulations of the Board of Fire Insurance Underwriters and any similar bodies having or asserting jurisdiction thereof now in effect or hereafter adopted by any governmental authority having or asserting jurisdiction, and such conditions, restrictions and other encumbrances, if any, to which the Leased Premises are subject at the time of execution and delivery hereof.

                  (b) Tenant shall not use or occupy or permit the Leased Premises to be used or occupied, nor do or permit anything to be done in or on the Leased Premises or any part thereof, in a manner that would in any way violate any certificate of occupancy affecting the Leased Premises or make void or voidable any insurance then in force with respect thereto or increase the cost any such insurance, or that may make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by Tenant, or that will cause or be likely to cause structural injury to any of the Improvements, or that will constitute a public or private nuisance or waste. Nothing contained in this Lease and no action or inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or to make any agreement that may create, give rise to, or be the foundation for, any right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Leased Premises.

         7.       COMPLIANCE WITH LAWS AND AGREEMENTS.

                  (a) Tenant shall, throughout the term of this Lease, and at Tenant's sole cost and expense, promptly comply, or cause compliance with all Laws, whether present or future, foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord and Tenant or shall involve any change of governmental policy, or, subject to the provisions of Section 8(b) hereof, require structural or extraordinary repairs, alterations, or additions, and irrespective of the cost thereof, which may be applicable to the Leased Premises.

                  (b) Except as expressly provided in Section l2 of this Lease, no abatement, diminution or reduction in Minimum Rental, additional rent or any other charges required to be paid by Tenant pursuant hereto shall be claimed by or allowed to Tenant for any inconvenience or interruption, cessation, or loss of business caused directly or indirectly, by any present or future Laws, or by priorities, rationing or curtailment of labor or materials, or by war, civil commotion, strikes or riots, or any manner or thing resulting therefrom, or by any other cause or causes beyond the control of Landlord or Tenant, nor shall this Lease be affected by any such causes; and, except as expressly provided in subsection 12(e) of this Lease, no diminution in the amount of the space used by Tenant caused by legally required changes in the construction, equipment, fixtures, motors, machinery, operation or use of the Leased Premises shall entitle Tenant to any abatement, diminution or reduction of the rent or any other charges required to be paid by Tenant pursuant to the terms of this Lease.

                  (c) Landlord represents that to the best of its knowledge the Leased Premises complies with all Laws existing as of April 1, 2005; provided, that any breach of this representation by Landlord shall not give Tenant right to terminate this Lease if such breach does not materially and adversely effect Tenant's use and occupancy of the Leased Premises and Tenant's only rights shall be to recover any `damages or expenses incurred by Tenant on account of any such breach.

         8.       MAINTENANCE AND REPAIR.

                  (a) Tenant shall promptly throughout the term of this Lease at Tenant's sole cost and expense, take good care of and maintain the Leased
Premises including all grounds, shrubs, lighting fixtures, fences, lawns, sprinklers and smoke fire and panic alarms and all roadways, sidewalks, curbs and parking lots (to the, extent the same are subject to Tenant's control) on, adjacent and appurtenant thereto, in good order and repair, and shall promptly remove all accumulated snow, ice and debris from any and all roadways, sidewalks, curbs and parking lots located upon or appurtenant to the Leased Premises.

                  (b) Tenant shall not commit or suffer to be committed any waste upon or about the Leased Premises, and shall promptly at its cost and expense, make all necessary replacements, restorations, renewals and repairs to the Leased Premises and appurtenances thereto, whether interior or exterior, structural or non-structural, ordinary or extraordinary foreseen or unforeseen, ordinary wear and tear excepted. Notwithstanding the foregoing, unless caused by the negligence or willful acts of Tenant, its agents, servants, contractors or employees: in the event in any six (6) consecutive calendar month period during the term hereof, the cost of any necessary repairs, replacements, restorations or renewals pursuant to this Article 8 or pursuant to Section 7(a) hereof, shall
(x) exceed an amount equal to the ten applicable monthly Minimum Rental hereunder multiplied by six (6) (the "Threshold Cost"), as such cost shall be certified to Landlord by Tenant's architect or general contractor, and (y) not be necessitated as a result of Tenant's use or manner of use of the Leased
Premises or the negligence of Tenant or any agent, servant, employee or contractor of Tenant, Tenant shall have the right, in lieu of making such repairs, replacements, restorations or renewals, to elect to cancel and terminate this Lease on ninety (90) days written notice (the "Cancellation Notice") to Landlord and, upon the expiration of such ninety (90) day period this Lease shall be deemed cancelled and terminated, unless within thirty (30) days of its receipt of the Cancellation Notice Landlord shall notify Tenant (the "Landlord's Notice") that Landlord agrees: (x) to cause all such repairs, replacements, restorations or renewals to be made; and (y) to pay any such costs therefor in excess of the Threshold Costs. Upon Tenant's receipt of the Landlord's Notice, the Cancellation Notice shall be deemed withdrawn by Tenant and of no further force and effect and upon Landlord's completion of such repairs, replacements, restorations or renewals, Tenant shall pay to Landlord the cost therefor, not to exceed the Threshold Cost. Repairs, restorations, renewals and replacements shall be at least equivalent in quality to the original work or the property replaced, as the case may be. Tenant shall not make any claim or demand upon or bring any action against the Landlord for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or non-structural, of the Leased Premises or any part thereof.

                  (c) Landlord shall not under any circumstances be required to build any improvements on the Leased Premises, or to make any repairs, replacements, alterations or renewals of any nature or description to the Leased Premises or to any of the Improvements, whether interior or exterior, ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever in connection with this Lease or to inspect or maintain the Leased Premises in any way. Tenant hereby waives the right to make repairs, replacements, renewals or restorations at the expense of Landlord pursuant to any Laws.

         9.       CHANGES, ALTERATIONS AND NEW CONSTRUCTION BY THE TENANT.

                  (a) Tenant, at its sole cost and expense, shall have the right at any time and from time to time during the term of this Lease to make changes and alterations to the building or buildings on the Leased Premises or replace any building or buildings damaged or destroyed (all of the foregoing are hereinafter collectively called "Tenant Changes" and any of the foregoing is called a "Tenant Change"), subject, however, in all cases, to the following:

                           (i)  Landlord's  and any  Mortgagee's  prior  written
consent shall be required in each instance of any Tenant Change involving the structure or exterior of any building located on the Lease Premises.

                           (ii)  In  addition  to  the  consent  required  under
Section 9(a)(i) above, any Tenant Change, whether or not structural or exterior, involving an estimated coat of more than $50,000.00 shall require the prior written consent of the Landlord and, any Mortgagee, if required under the provision of any Mortgage.

                           (iii) No Tenant Changes shall be undertaken until the
Tenant shall have procured and paid for all required permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction; and, at Tenant's expense, the Landlord shall join in any application for such permits and authorizations whenever such action is necessary, at no expense or other liability to Landlord.

                           (iv) Any Tenant Changes which are structural or which
involve an estimated cost of more than $50,000.00 shall be conducted under the supervision of a licensed architect or engineer selected by Tenant and reasonably acceptable to Landlord and shall be made in accordance with detailed plans and specifications (the "Plans and Specifications") and cost estimates prepared by such architect or engineer and approved in writing by Landlord, which approval Landlord agrees not unreasonably to withhold and if required, approved by any Mortgagee.

                           (v) Any Tenant  Changes shall be made promptly and in
a good workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and all Laws and in accordance with the orders, rules and regulations of the Board of Fire Insurance Underwriters and any other body now or hereafter exercising similar functions having or asserting jurisdiction over the Leased Premises.

                           (vi) The Leased  Premises  shall at all times be free
of liens for labor or materials supplied or claimed to have been supplied to the Leased Premises; subject to Tenant's rights to remove liens as provided herein.

                           (vii) Any such Tenant Change shall  immediately  upon
incorporation into the Leased Premises be and become the property of the Landlord, subject to the leasehold rights of the Tenant hereunder.

                           (viii)  Tenant  shall  carry all  necessary  Worker's
Compensation Insurance and builder's all risk insurance designating Landlord and if required any Mortgagee as additional insured, as their interest may appear as set forth in Section II and shall furnish Landlord with evidence of any and all such coverage prior to the commencement of any Tenant Changes.

                           (ix) If any Tenant Change involving an estimated cost
in excess of $50,000.00 is  undertaken by Tenant  pursuant to the  provisions of
Section 11 or 12 of this Lease, then each request to Landlord for payment shall be made on seven (7) days prior written notice to Landlord and Mortgagee and shall be accompanied by a certificate to be made by the supervising architect or engineer, stating (a) that all of the work completed has been done in compliance with the approved Plans and Specifications, (b) that the sum requested is justly required to reimburse the Tenant for payments by the Tenant, to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the work (giving a brief description of such services and materials), and that, when added to all sums previously paid out by the Landlord, it does not exceed ninety (90%) percent of the value of the work done to the date of such certificate, with final payment of the balance of the cost of the work to be made upon certification by the supervising architect or engineer and by the Mortgagee's architect, if required, as to completion in accordance with the approved Plans and Specifications, and (C) that the amount of such proceeds remaining in the hands of the Landlord will be sufficient on completion of the work to pay for the same in full (giving in such reasonable detail as Landlord may require an estimate of the cost of such completion);

                           (x) If any Tenant Change  involving an estimated cost
is excess of $50,000.00 is  undertaken by Tenant  pursuant to the  provisions of
Section 11 or 12 of this Lease, then (i) each request for reimbursement shall be accompanied by waivers of lien satisfactory to Landlord and the Mortgagee covering that part of the work for which payment or reimbursement is being requested and by a search prepared by a title company or licensed abstractor or by other evidence, satisfactory to Landlord and the Mortgagee, that there has not been filed with respect to any part of the Leased Premises any mechanics' or other lien or instrument for the retention of title in respect of any of the work not discharged of record; and (ii) the request for any payment after the work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the Leased Premises and all portions thereof legal;

                           (xi) No Tenant  Change  shall  tie-in or connect  the
Leased Premises or any Improvements thereon with any property outside the Leased Premises without the prior written consent of the Landlord;

                           (xii) No Tenant  Change shall (i) reduce the value of
the Leased Premises; (ii) without Landlord's prior consent, change the general character of the Leased Premises; or (iii) impair the structural integrity of any building comprising a part of the Leased Premises; and

                           (xiii)  In   connection   with  any  Tenant   Changes
involving an estimated cost in excess of $50,000.00 and not undertaken pursuant to the provisions of Section 11 or 12 hereof, Landlord may as a condition of its consent require Tenant to post a bond or other. security reasonably satisfactory to Landlord to insure the completion of such Tenant Changes.

                  (b) Notwithstanding anything to the contrary contained in this Lease, Tenant shall not, without the prior written approval of the Landlord, and the Mortgagee if required, make any alteration or change to the Leased Premises which would decrease the size of or decrease the square foot floor area of any building comprising a part of the Leased Premises.

         10.      INDEMNITY AND PUBLIC LIABILITY INSURANCE.

                  (a) Tenant shall at all times indemnify Landlord for, defend Landlord against, and save Landlord harmless from, any liability, loss, cost, injury, damage or other expense whatsoever that may occur or be claimed by or with respect to any person(s) or property on or about the Leased Premises and resulting directly or indirectly from the use, misuse, occupancy, possession or unoccupancy of the Leased Premises by Tenant or any concessionaires, subtenants or other persons claiming through or under Tenant, or their respective agents, employees, licensees, invitees, guests or other such persons, or from the conditions of the Leased Premises. Tenant shall, at its cost and expense, defend Landlord from and against any and all such actions, claims and demands and shall indemnify Landlord for all costs, expenses and liabilities it may incur in connection therewith. Landlord shall not in any event whatsoever be liable for any injury or damage to the Leased Premises or to the Tenant or to any concessionaires, subtenants or other persons claiming through or under Tenant, or their respective agents, employees, licensees, invitees, guests or other such persons or to any property of any such persons, unless in any such case the same shall arise from Landlord's gross negligence. Tenant shall not make any claim or demand upon or institute any action against the Landlord as a result of such injury or damage.

                  (b) Tenant, at its cost and expense, shall obtain and maintain in force throughout the term of this Lease, comprehensive general liability insurance against any loss, liability or damage on, about or relating to the Leased Premises, with limits of not less than One Million ($1,000,000.00) Dollars for death or injuries to one person and not less than Five Million ($5,000,000.00) Dollars for death or injuries to two or more persons in one occurrence, and not less than One Million ($1,000,000.00) Dollars for damage to property. Any such insurance obtained and maintained by Tenant shall name both Landlord and Tenant as the insured parties therein and shall be obtained and maintained from and with a reputable and financially sound insurance company(ies) reasonably acceptable to Landlord, authorized to issue such insurance in the State of New York.

                  (c) The policies of insurance required hereunder shall contain an agreement by the insurer that it will not cancel or modify such policy except after thirty (30) days prior written notice to Landlord by certified mail, return receipt requested. Not less than thirty (30) days prior to the expiration of any such insurance policy, Tenant shall deliver to Landlord a certificate evidencing the replacement or renewal thereof.

                  (d) Tenant shall furnish Landlord with duplicate original(s) or original certificate(s) of such insurance policies, including renewal and replacement policies, together with written evidence that the premiums therefor have been paid. It is understood and agreed that said policies may be blanket policies covering other locations operated by Tenant, provided that such blanket policies specifically identify the Leased Premises and otherwise comply with the provision of this
Section 10.

                  (e) Subject to the provision of this Lease, Tenant shall comply with the requirements of any Mortgages relating to the insurance and to the proceeds of insurance maintained and required to be maintained by Tenant pursuant to the provisions of Section 10 and 11 of this Lease.

         11.      INSURANCE FOR DAMAGE OR DESTRUCTION AND WORKER'S COMPENSATION.

                  (a) The Tenant shall, throughout the term of this Lease, at its own cost and expense, obtain and maintain in full force and effect and in the name of Tenant, Landlord and, if so requested by Landlord, any Mortgagees (except that Landlord and any Mortgagee need not be named on any Worker's Compensation policy):

                           (i) all risks insurance, including but not limited to
collapse, loss or damage occasioned by fire, the perils included in the so-called extended coverage endorsement, vandalism and malicious mischief, and water damage and containing Replacement Cost, Agreed Amount and Demolition and Increased Cost due to Ordinance endorsements covering the Improvements and all-replacements and additions thereto, and all, fixtures, equipment and other personal property therein, the foregoing coverage shall be provided in amounts sufficient to provide one hundred (100%) percent of the full replacement cost of the Improvements and shall be determined from time to time, at Tenant's expense, at the request of the Landlord, by any appraiser selected by Tenant's and approved by Landlord and the insurance carrier;

                           (ii) if a  sprinkler  system  shall be located in the
Leased Premises, sprinkler leakage insurance in amounts reasonably satisfactory to Landlord and any Mortgagees;

                           (iii) such other insurance and in such amounts as may
from time to time reasonably be required by Landlord and/or any Mortgagees;

                           (iv) Boiler and Machinery  Broad Form policy covering
explosion insurance in respect of steam and pressure boilers and similar apparatus, if any, located on the Leased Premises in an amount equal to one hundred (100%) percent of the full replacement cost of the Improvements;

                           (v) war risk  insurance as and when such insurance is
obtainable from the United States Government or any agency or instrumentality thereof, and in an amount not less than the full insurable value of the Leased Premises;

                           (vi)  Worker's  Compensation   insurance  subject  to
statutory limits or better in respect of any work or other operations on or about the Leased Premises;

                           (vii) such other insurance with respect to the Leased
Premises and in such amounts as Landlord and any Mortgagee from time to time may request against such other insurable hazards which at the time in question are commonly insured against in the case of property similar to the Leased Premises; and

                           (viii) during the  performance  of any  construction,
broad form Builder's All-Risk insurance.

                           (ix) flood insurance, if Landlord is advised that the
Secretary of Housing and Urban Development or such other federal office or agency with jurisdiction, has determined that the Leased Premises are in an area which has been designated as having "special flood hazards". Tenant shall obtain the maximum amount of flood insurance available under the National Flood Insurance Program if such insurance is required.

                  (b) All such insurance shall:

                           (i) be obtained from and  maintained  with  reputable
and financially sound insurance company(ies) reasonably acceptable to Landlord and any Mortgagees, authorized to issue such insurance in the State of New York;

                           (ii) be  reasonably  satisfactory  to Landlord and to
any Mortgagees;

                           (iii)  except for rent  insurance,  if any,  provided
that the proceeds of any loss shall be payable to Landlord, or if Landlord so requests to any Mortgagees, for the purposes set forth in this Lease;

                           (iv) contain an agreement by the insurer that it will
not cancel or modify such policy except after thirty (30) days' prior written notice to Landlord and any Mortgagees by certified mail, return receipt requested; and

                           (v)  provided   that  any  loss   otherwise   payable
thereunder shall be payable notwithstanding any act or negligence of Landlord or Tenant which might, absent such agreement, `result in a forfeiture of all or part of the payment of such loss.

                  (c) Not less than thirty (30) days prior to the expiration of any such insurance policy, Tenant shall deliver to Landlord a certificate evidencing the replacement or renewal thereof.

                  (d) The Tenant shall furnish Landlord and any Mortgagees with duplicate original(s) or original certificate(s) together with true copy(ies) of all such insurance policies, including renewal and replacement policy(ies), together with written evidence that the premiums therefor have been paid It is understood and agreed that said policies may be blanket policies covering other locations operated by Tenant, provided (i) that such blanket policies specifically identify the Leased Premises and otherwise comply with the provisions of this Section 11, and (ii) that such policies shall provide for a reserved amount thereunder with respect to the Leased Premises so as to assure that the amount of insurance required by the provisions of this Section 11 will be available notwithstanding any losses with respect to other property covered by such blanket policies.

                  (e) If any portion of the Leased Premises is damaged or destroyed by fire or other casualty, Tenant shall forthwith give notice thereof to Landlord and Tenant shall, at its cost and expense, forthwith repair, restore, rebuild or replace the damaged or destroyed Improvements, fixtures or equipment, and complete the same as soon as reasonably possible, to the condition they were in prior to such damage or destruction, except for such changes in design or materials as may then be required by Law. The Landlord, in such event, shall, to the extent and at the times the insurer and any Mortgagees make the proceeds of the insurance available, reimburse the Tenant for the costs of making such repairs, restoration, rebuilding and replacements, provided further that said reimbursements need be made only under such conditions that the Landlord and any Mortgagees are assured that at all times the Leased Premises shall be free of liens or claims of liens by reason of such work, and provided further that the portion of the proceeds paid out at any time shall not exceed the value of the actual work and materials incorporated in the repaired, restored, rebuilt or replaced Leased Premises and that the conditions described in Section 9 are complied with. To the extent, if any, that the proceeds of insurance made available as aforesaid are insufficient to pay the entire cost of making such repairs, restoration, rebuilding and replacements, and notwithstanding the expiration or termination of the term of this Lease, the Tenant shall pay the amount by which such costs exceed the insurance proceeds made available as aforesaid on demand. Any surplus of insurance proceeds over the cost of restoration once such restoration shall be completed, shall be the property of the Tenant. Notwithstanding the foregoing, if the Improvements shall be damaged or destroyed by fire or other casualty through no fault of Tenant, its agents, servants, contractors or employees, and the estimated cost to restore the same to the condition existing prior to the date of such fire or other casualty shall exceed an amount equal to fifty (50%) percent of total insured value of the Improvements, then Tenant shall have the right to terminate this Lease on thirty (30) days prior written notice to Landlord, which notice shall include an assignment to Landlord of all of Tenant's right, title and interest in and to any insurance proceeds for the repair or restoration of the Improvements. Upon the expiration of such thirty (30) day period, this Lease shall cease and terminate and, except for any actual or contingent liabilities of Tenant to Landlord accrued to such date of termination, Landlord and Tenant shall have no further liability or obligation to each other under this Lease.

                  (f) In the event of any damage to or destruction of the Leased Premises, Tenant shall promptly notify Landlord and any Mortgagees and shall file prompt proof of loss to the relevant insurance company(ies). In the event the Tenant fails to file such proof of claims, the Tenant hereby authorizes the Landlord and/or the Mortgagee to file any such proofs of claims and take any actions necessary to preserve and protect any such claims under the relevant insurance policies.

                  (g) The obligation to pay the rent provided for herein and to otherwise perform Tenant's obligations hereunder shall continue unabated by reason of such damage or destruction; that is, there shall be no abatement or diminution of rent or release from any of Tenant's obligations hereunder by reason of such damage or destruction regardless of the period of time, if any, during which the Leased Premises or any part thereof remain untenantable, any Laws .to the contrary notwithstanding, except to the extent Landlord shall actually receive the proceeds of rent insurance as its sole property.

                  (h) The provisions and requirements of Section 9 shall apply with respect to any repairing, restoring, rebuilding or replacing made pursuant hereto; and same shall be made in accordance with the Plans and Specification to the extent same is. practicable.

                  (i) As to any loss or damage which may occur upon the property of a party hereto and be collected under any insurance policy(ies), such party hereby releases the other from any and all liability for such loss or damage to the extent of such amounts collected.

                  (j) Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be furnished by Tenant under Sections 10 and 11 of this Lease, unless Landlord, and with respect to the insurance described in Section 11, any Mortgagees designated by Landlord, are included therein as named insureds, with loss payable as in said Sections provided. Tenant shall immediately notify Landlord whenever any such separate insurance is taken to and shall deliver to Landlord duplicate original(s) thereof, or original certificate(s) evidencing the same with true copies thereof, as provided in this Lease.

         12.      CONDEMNATION.

                  (a) In the event that at any time during the term of this Lease, title to the whole or materially all of the Leased Premises shall be taken by the exercise of the right of condemnation of eminent domain or by agreement between the Landlord and those authorized to exercise such right, this Lease shall terminate and expire on the date of such taking (herein called the "Taking Date").

                  (b) If (i) forty (40%) percent or more of the main building on the Leased Premises shall be taken, or (ii) forty (40%) percent or more of the parking accommodations, if any, shall be taken, or `(iii) all reasonable means of ingress and egress to and from the Leased Premises are permanently eliminated by reason of such a taking, then and in any such events, Landlord and Tenant shall each have the right to terminate this Lease on the next date for payment of Minimum Rental occurring at least sixty (60) days after notice to the other given within thirty (30) days after the Taking Date; provided, however, that Tenant may not terminate this Lease by reason of any such reduction of the parking accommodations, if any, if prior to the actual reduction Landlord shall have provided substitute parking areas adjacent to or in the immediate vicinity of the Leased Premises, which, together with the remaining parking accommodations, are sufficient to produce accommodations equal to eighty (80%) percent of this accommodations existing prior to such taking.

                  (c) If and when it shall be established that this Lease shall terminate pursuant to the provisions of subsection (b) of this Section 12, then Tenant shall, if less than the entire Leased Premises shall have been taken, and Tenant elects to cancel as a result thereof, deliver to Landlord a certificate of Tenant, signed by the President or any Vice President thereof, stating that, in the judgment of the Board of Directors of Tenant, the portion of the Leased Premises or the means of ingress and egress so taken is sufficient to fulfill the conditions set forth in subdivisions (i), (ii) or (iii) of subsection (b) of this Section 12.

                  (d) If this Lease shall terminate pursuant to the provisions of subsection (a) or (b) of this Section 12, then, (i) except with respect to obligations and liabilities of Tenant under this Lease, actual or contingent, which have arisen on or prior to the Taking Date, this Lease shall terminate on the Taking Date upon payment by Tenant of all installments of Minimum Rental and all other sums then due and payable under this Lease to and including the Taking Date and (ii) Landlord shall be entitled to the entire award payable in connection with such taking, without claim by Tenant to all or any part thereof.

                  (e) In the event of any taking of the Leased Premises or any part thereof, if this Lease shall not terminate as provided in subsections 12(a) and 12(b) above, then this Lease shall continue unaffected (except as hereinafter specifically otherwise provided) and the Landlord shall be entitled to all awards, damages, consequential damages and compensation for such taking and the Tenant shall not be entitled to share in any such award or have any claim against Landlord for any part thereof, provided: (i) Landlord shall, to the extent the "Net Award" (defined herein to mean the entire award less all of Landlord's expenses related thereto) paid for the Improvements on the Leased Premises is made available to Landlord, reimburse Tenant for its costs of demolition, repair, rebuilding and restoration to return the Improvements to a tenantable condition, oas and when expended, and paid in like manner and subject to the provisions and conditions contained in Section 9 above, which provisions and conditions shall be deemed to apply to such demolition, repair, rebuilding and restoration; and (ii) the Minimum Rental payable by Tenant to Landlord under
Section 3 hereof, from and after the date of restoration of the Leased Premises, shall be reduced in proportion to the area (on a square foot basis) of the Improvements existing following such taking over the area (on a square foot basis) of the Improvements existing on the commencement date of this Lease. In the event of any taking which does not result in a termination of this Lease, Tenant shall promptly make such demolition, repair rebuilding and restoration as are necessary to return the Leased Premises to a complete architectural unit and a tenantable condition (in accordance with the Plans and Specifications, to the extent same is practicable), and in the event that the cost of such demolition, repair, rebuilding and restoration shall exceed the Net Award collected by the Landlord, the Tenant shall pay the deficiency.

                  (f) Notwithstanding the foregoing, Tenant, at its cost and expense, shall be entitled to separately claim, in any condemnation proceeding, any damages payable for movable trade fixtures paid for and installed by Tenant (or any persons claiming under Tenant) without any contribution or reimbursement therefor by Landlord, and for Tenant's loss of business, and for Tenant's relocation costs; provided Landlord's award is not reduced or otherwise adversely affected thereby.

         13.      REMOVAL OF TENANT'S PROPERTY.

         Provided the Tenant is not then in default hereunder, the Tenant shall have the right, at any time during the term of this Lease, to remove "Tenant's Property", consisting of machinery, trade equipment, business and trade fixtures, and other trade equipment placed, installed, supplied or made by it in or on the Leased Premises at Tenant's cost and expense (without any contribution or reimbursement therefor by Landlord), and which may be removed without material injury to the Leased Premises; provided, however, that any damage to the Leased Premises or any part thereof occasioned by such removal shall be repaired by the Tenant at Tenant's cost and expense. As used herein and hereafter, the term "Tenant's Property" shall not include or be deemed to include any item now or hereafter installed in or on the Leased Premises that is an integral part of the building, including, without limiting the generality of the foregoing, heating, ventilating and air conditioning plants and systems, electrical and plumbing fixtures and systems and other like equipment and fixtures, if any.

         14.   SUBORDINATION, NON-DISTURBANCE, NOTICE TO LESSORS AND MORTGAGEES.

                  (a) This Lease, and all rights of Tenants  hereunder,  are and shall be subject and subordinate in all respects to all ground and underlying leases, of all or any portions of the Leased Premises, now or hereafter existing,  and to all  Mortgages  which may now or  hereafter  affect all or any portions of the Leased Premises and/or any of such leases, to each and every advance made or hereafter to be made under such Mortgages, and to all renewals, modifications, replacements and extension of such leases and Mortgages and spreaders and consolidations of such Mortgages. The provisions of this subsection (a) shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver any instruments that Landlord, the lessor or any such lease or the holder of any Mortgage, or any of their respective successors in interest, may reasonably request to evidence such subordinations, and Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instrument on behalf of Tenant, should Tenant refuse or fail to do so promptly after request, such power being coupled with an interest. The lease(s) to which, at the time in question, this Lease is subject and subordinate are hereinafter sometimes called "Superior Lease(s)" and the Lessor(s) of a Superior Lease or its (their) successor(s) in interest, at the time in question, is (are) sometimes hereinafter called "Superior Lessor(s)". If any Mortgagees shall, from time to time, so require, this Lease shall be prior in lien to the lien of its or their respective Mortgages.

                  (b) In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to each Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or any Mortgagee or Superior Lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when all such Mortgagees and Superior Lessors shall have become entitled under such Mortgages or Superior Leases, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided any such Mortgagee or Superior Lessor shall with due diligence give Tenant written notice of its intention to and shall commence and continue to remedy such act or omission, but nothing herein contained shall obligate any Mortgagee or Superior Lessor to do so unless it so elects.

                  (c) If a Superior Lessor or a Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights (herein sometimes called "Successor Landlord") and upon such Successors Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successors Landlord as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instrument on behalf of Tenant, should Tenant refuse or fail to do so promptly after request, such power being coupled with an interest. Upon such attornment this Lease shall continue in full force and effect as, and as if it were, a direct lease between the Successors Landlord and Tenant upon all of the terms, covenants and conditions set forth in this Lease, and all such terms, covenants and conditions. shall be applicable after such attornment except that the Successor Landlord shall:

                           (i) not be liable for any previous act or omission of
Landlord under this Lease,

                           (ii) not be  subject  to any  offset,  not  expressly
provided for in this Lease, which shall have theretofore accrued or which may thereafter accrue to Tenant against Landlord, and

                           (iii) not be bound by any  previous  modification  of
this Lease, not expressly provided for in this Lease, other than a modification of this Lease executed by Landlord and Tenant prior to the execution of any Superior Lease or Mortgage, or by any previously prepayment of more than one months Minimum Rental, unless such modification or prepayment shall have been expressly approved in writing by the Superior Lessor(s) or the Mortgagees) through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease.

         15.      NON-WAIVER.

         Neither a failure by the Landlord to exercise any of its options hereunder, no failure to enforce its rights or seek its remedies upon any default, shall effect or constitute a waiver of the Landlord's right to exercise such option, to enforce such right, or to seek such remedy with respect to that default or to any prior or subsequent default. The remedies provided in this Lease shall be cumulative and shall not in any way abridge, modify or preclude any other rights or remedies to which the Landlord may be entitled either at law or in equity.

         16.      QUIET ENJOYMENT.

         If the Tenant pays the rent it is obligated hereunder to pay, and observes all other terms, covenants and conditions hereof, it may peaceably and quietly have, hold and enjoy the Leased Premises during the term of this Lease, subject, however, to all the terms of this Lease. No failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Lease or to abate, reduce or make any deduction from or .offset against any rent or any other sum payable under this Lease, or to fail to perform any other obligations of Tenant hereunder.

         17.      ASSIGNMENT AND SUBLETTING.

                  (a) Tenant shall not sublet the Leased Premises, nor any part thereof, nor assign, or otherwise dispose of this Lease or any interest therein, or any part thereof, without

Landlord's prior written consent in each of the foregoing cases, which consent, however, to an assignment of this Lease, or subletting of the Leased Premises or part thereof, shall be in Landlord's sole and absolute discretion and, provided the following conditions complied with:

                           (i) Any assignment shall transfer to the assignee all
of the Tenant's rights in, and interests under, this Lease.

                           (ii) At the time of any assignment and/or subletting,
this Lease must be in full force and effect without any breach or default thereunder on the part of the Tenant.

                           (iii)  Any  assignee,   shall  assume,   by  written,
recordable instrument, in form and content satisfactory to Landlord, the due performance of all Tenant's obligations under this Lease including any accrued obligations at the time of the assignment. A copy of the assignment and assumption agreement, both in form and content reasonably satisfactory to Landlord, fully executed and acknowledged by the assignee, together with a certified copy of a property executed corporate resolution (if the assignee be a corporation) authorizing such assumption agreement, shall be sent to Landlord, within ten (10) days from the effective date of such assignment.

                           (iv)  A copy  of  any  sublease  fully  executed  and
acknowledged by the Tenant and the sublessees, shall be mailed to Landlord within ten (10) days from effective date of such subletting.

                           (v)  Such  assignment   and/or  subletting  shall  be
subject to all the provisions, terms, covenants and conditions of this Lease and the Tenant--assignor and such assignee(s) shall continue to be and remain liable hereunder, it. being expressly understood and agreed that no assignment or subletting of the Leased Premises shall, in any way, relieve Tenant or any subsequent assignee(s) from the performance of any of the agreements, terms, covenants and conditions of this Lease.

                           (vi) Each  subleases  permitted  under  this  Section
shall contain provisions to the effect that (A) such sublease is only for the actual use and occupancy by the sublessee, and (B) such sublease is subject and subordinate to all of the terms, covenants and conditions of this Lease and to all of the rights of Landlord thereunder, and (C) in the event this Lease shall terminate before the expiration of such sublease, the subtenant thereunder will, at Landlord's option, attorn to Landlord and waive any rights the subtenant may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease.

                  (b) Notwithstanding anything contained in this Lease to the contrary and notwithstanding any consent by Landlord to any sublease of the Leased Premises or to any assignment of this Lease, no subtenant shall assign its sublease no further sublease the Leased Premises, or any portion thereof, and no assignee shall further assign its interest in this Lease nor sublease the Leased Premises, or any portion thereof, without Landlord's prior written consent in each of such cases, such consent shall be in Landlord's sole and absolute discretion.

                  (c) Notwithstanding anything contained in this Lease to the contrary, should Tenant desire to assign this Lease or sublet the Leased Premises, it shall give written notice of its intention to do so to Landlord sixty (60) days or more before the effective date of such proposed subletting or assignment which notice shall state the name of the proposed subtenant a copy of the proposed sublease and the terms thereof, a financial statement of the proposed subtenant in a form and substance acceptable to the Landlord and Landlord may, at any time within thirty (30) days after the receipt of such notice from Tenant, cancel this Lease by giving Tenant written notice of its intention to do so, in which event such cancellation shall become effective upon the date specified by Landlord, but not less than thirty (30) days more than ninety (90) days after its receipt by Tenant, with the same force and effect as if said cancellation date were the date originally set forth as the expiration date of the term of this Lease. Landlord may enter into a direct lease with the proposed subtenant or assignee or with any other persons as Landlord may desire.

                  (d) Tenant's failure to comply with all of the provisions and conditions of this Section 17 and all of the subsections hereof shall (whether or not Landlord's consent is required under this Section), at Landlord's option, render any purported assignment or subletting null and void and of no force and effect.

                  (e) Tenant may not mortgage, pledge or otherwise encumber its leasehold estate hereunder, and any attempt to mortgage, pledge or otherwise encumber such estate shall be null and void and of no force and effect.

                  (f) The Tenant may consolidate with or merge into any other corporation, convey or transfer all or substantially all of its assets to any other corporation, or permit any other corporation to consolidated with or merge into it upon condition that:

                           (i)  The   corporation   which   results   from  such
consolidation or merger or the transferee to which such sale shall have been made (the "Surviving Corporation") is a corporation organized under the laws of any State of the United States, and the Surviving Corporation shall have a net worth, computed in accordance with generally accepted accounting principles, consistently applied at least equal to the net worth of Tenant on the day immediately preceding such consolidation, merger or transfer; and

                           (ii) the Surviving  Corporation  shall  expressly and
unconditionally assume by written agreement in recordable form to perform all such obligations of the Tenant hereunder and shall be obligated to perform all such obligations of the Tenant hereunder to the same extent as if the Surviving Corporation had originally executed and delivered this Lease; and

                           (iii) no rights of Landlord under this Lease shall be
affected or reduced by such consolidation, merger, conveyance or transfer.

Tenants covenants that it will not merge or consolidate or sell or otherwise dispose of all or substantially all of its assets unless there shall be compliance with all of the foregoing provisions of subsection 17(g) of this Lease and unless the instrument referred to in subparagraph 17(f) (ii) above shall have been delivered to Landlord.

                  (g) Notwithstanding anything to the contrary contained in this Lease, Landlord's consent to a subletting by Tenant or a portion of the Leased Premises shall not be required, provided and on condition that:

                           (i)  Such   sublease   shall  be  for  no  more  than
twenty-five  (25%)  percent of the area of the buildings  comprising  the Leased
Premises:

                           (ii)  Tenant  shall,  during the one year period from
the date of such sublease (and any renewals or extensions thereof), physically occupy no less than fifty (50%) percent of the area of the buildings comprising the Leased Premises; and

                           (iii)  Tenant,   such  proposed   subtenant  and  the
proposed sublease (as the case may be) shall comply in all respects with the applicable provisions of subparagraphs (a)(ii), (a)(iv), (a)(v), (a)(vi), (b), and (d) of this Article 17.

         18.      ENTRY BY LANDLORD.

         Landlord, any Superior Lessor(s) and any Mortgagee(s), and their respective duly authorized representatives shall have the right to enter the Leased Premises at all reasonable times (and at any time in the event of an emergency) for the purposes of:

                  (a) inspecting the conditions of same, and making such repairs, alterations, additions, or improvements thereto as may be necessary or desirable ii Tenant fails to do so as required hereunder (but the Landlord shall have no duty whatsoever to make any such inspections, repairs, alterations, additions, or improvements); and

                  (b) exhibiting the same to persons who may wish to purchase, finance or lease the same, and during the last twelve (12) months of the term of this Lease, placing a notice of reasonable size on the Leased Premises offering the sane or any part thereof for sale or for rent.

         19.      TENANT'S DEFAULT.

         The following shall be defined and deemed as an "Event of Default":

                  (a) if Tenant shall default in payment of the Minimum Rental or any additional rent and if Tenant shall fail to cure said default within ten
(10) days after receipt of notice of such default from Landlord;

                  (b) if Tenant shall default in the performance or observance of any other term, covenant or condition to be performed or observed by Tenant under this Lease and if Tenant shall fail to cure said default within twenty
(20) days after receipt of notice of said default from Landlord, or is said default shall reasonably require longer than twenty (20) days to cure, if Tenant shall fail to commence to cures said default within twenty (20) days after receipt of notice thereof and continuously prosecute the curing of the same to completion with due diligence, or

                  (c) if Tenant shall make an assignment of its property for the benefit of creditors or shall institute any proceedings relating to it or its property under any bankruptcy or insolvency laws of any jurisdiction or shall petition to any court for, or consent to, the appointment of a receiver, trustee or assignee of it or any part of its property, or

                  (d) if an order for relief under any provisions of the Bankruptcy Reform Act of 1978 shall be entered against Tenant, or

                  (e)  if  Tenant  shall  be  declared   bankrupt  or  insolvent
according to law, or

                  (f) if any bankruptcy or insolvency proceedings shall be commenced against Tenant and shall not be dismissed within sixty (60) days thereafter, or

                  (g) if a receiver, trustee, or assignee shall be appointed without the consent of Tenant in any bankruptcy or insolvency proceedings of Tenant or the property of Tenant and shall not be discharged within ninety (90) days thereafter, or

                  (h) if Tenant shall be liquidated or dissolved, or shall begin proceedings toward its liquidation or dissolution, or shall, in any manner, permit. the divestiture of substantially all of its assets, or

                  (i) if the Leased Premises becomes vacant or deserted; or

                  (j) if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Leased Premises shall be taken or occupied by someone other than Tenant; or

                  (k) if this Lease is rejected under Section 365 of Title II of the U.S. Code (Bankruptcy Code); or

                  (l) Tenant shall fail to move into and take possession of the Leased Premises within fifteen (15) days after the commencement of the term of this Lease; or

                  (m) The occurrence of a Guarantor's Event of Default under the Guaranty.

                  (n) if, as a result of any failure by Tenant to perform or observe any of the terms, covenants or conditions to be performed or observed by it under this Lease, a breach or default shall have occurred and be continuing under any Superior Lease or Mortgage. The word "Tenant" as used in subsections
(c), (d), (e), (f), (g), (h) and (i) of this Section 19 shall mean the then holder of the Tenant's interest in this Lease hereunder. Any defaults in Tenant's liabilities or obligations under this Lease occasioned by any acts or failures to act by any persons having or claiming any right, title and interest in or to the Leased Premises by, through or under Tenant, shall be deemed the default of Tenant hereunder. If this Lease is terminated pursuant to this
Section 19, Tenant waives (I) the benefit of any Laws exempting property from liability for rent or for debt, and (ii) the service of any notice which may be required by any Laws.

         In case of the occurrence of any Event of Default hereinbefore provided, the Landlord shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises by summary proceedings, force or otherwise. In addition, in the event of the occurrence of any Event of Default (whether or not Landlord shall elect to re-enter or to take possession pursuant to legal proceedings or pursuant to any notice provided by Laws)
Landlord shall have the right, at its option, to terminate this Lease on not less than three (3) days notice to Tenant and upon the giving of said notice this Lease and the term hereof shall cease and expire on the date set forth in said notice, this Lease and the term hereof shall cease and expire on the date set forth in said notice as if said date were the expiration date originally set forth herein and/or it may from time to time, whether or not this Lease be terminated, make such alterations and repairs as may be reasonably necessary in order to relet the Leased Premises or any part(s) thereof for such term or terms (which may extend beyond the term of this Lease) and at such rental(s) and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness (other than rents due hereunder) of Tenant to Landlord, second, to the payment of any costs and expenses of such reletting, including without limitation, brokerage fees (at no greater than customary rates in the area in which the Leased Premises is located) and reasonable attorney's fees and of the cost of such alterations and repairs, third, to the pay any rents due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rents and other payments required to be made by Tenant hereunder as the same may become due and payable hereunder, with the right reserved to Landlord to bring such action(s) or proceeding(s) for the recovery of any deficits remaining unpaid without being obliged to await the end of the term for a final determination of Tenant's account; and the commencement or maintenance of any one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals pursuant to the provisions of this Section. If such rentals received from such reletting during any month be less than that to be paid during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly subject to Landlord's right of action(s) or proceeding(s) as aforesaid. No such re-entry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such .reletting by Landlord without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach as damages for loss of the bargain and not as a penalty, including the cost of recovering the Leased Premises, reasonable attorneys' fees, and including the worth, at the time of such termination, of the excess, if any, of the amount of rental and charges equivalent to the rental and charges reserved in this Lease for the remainder of the then term of this Lease, over the aggregate rental value of the Leased Premises for the remainder of such term, all of which shall be immediately due and payable from Tenant to Landlord. If any Laws shall validly limit the amount of the damages provided for in the immediately proceeding sentence to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such Laws. In the event the Tenant does not comply with its obligations under this Lease, Landlord shall also have the right to appropriate injunctive relief. The rights and remedies whether herein or anywhere else in this Lease provided shall be cumulative, and the exercise of any one right or remedy shall not preclude the exercise of or act as a waiver of any other right or remedy of Landlord hereunder, or which may be existing at law, or in equity or by statute or otherwise.

         20.      TAX APPEALS AND CONTEST.

                  (a) Tenant shall have the right, at its cost and expense, to contest the amount or validity, in whole or in part, of any Imposition of any kind by appropriate proceedings diligently conducted in good faith, but no such contest shall be carried on or maintained by Tenant after the time limit for the payment of any Imposition unless the Tenant, at its option: (i) shall pay the amount involved under protest; or (ii) shall procure and maintain a stay of all proceedings to enforce any collection of any Imposition, together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money, or by such undertaking, as may be required or permitted by law to accomplish such stay; or (iii) shall deposit with Landlord or any Superior Lessor or Mortgagee, as security for the performance by the Tenant of its obligations hereunder with respect to such Impositions, such security in amounts equal to such contested amount or such reasonable security as may be demanded by the Landlord or any Superior Lessor or Mortgagee to insure payment of such contested Imposition and all penalties, interests, costs and expenses which may accrue during the period of the contest. Upon the termination of any such proceedings, it shall be the obligation to Tenant to pay the amount of such Imposition or part thereof, as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees (including counsel fees), interest, penalties or other liabilities in connection therewith, whereupon the Landlord shall arrange to have returned to the Tenant, without interest thereon, all amounts, if any, held by or on behalf of Landlord which were deposited by the Tenant in accordance with the provision hereof.

                  (b) With the prior written consent of the Landlord, Tenant shall have the right, at its cost and expense, to seek a reduction in the valuation of the Leased Premises as assessed for tax purposes and to prosecute any action or proceeding in connection therewith. Provided Tenant is not in default hereunder, Tenant shall be authorized to collect any tax refund of any tax paid by Tenant obtained by reason thereof and to retain the same.

                  (c) Landlord agrees that whenever Landlord's cooperation is required in any of the proceedings brought by Tenant as aforesaid, Landlord will reasonably cooperate therein, provided same shall not entail any cost, liability or expense to Landlord and Tenant will pay, indemnify and save Landlord harmless of and from, any and all liabilities, losses, judgments, decrees, costs and expenses (including all reasonable attorneys' fees and expenses) in connection with any such contest and will, promptly after the final settlement, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, and Tenant shall perform and observe all acts and obligations, the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord or any Superior Lessor or Mortgagee to the risk of any material civil liability or the risk of any criminal liability, and Tenant shall give such reasonable indemnity or security to Landlord, any Superior Lessor and nay Mortgagee as may reasonably be demanded by any of them to insure compliance with the foregoing provisions of this Section 20.

         21.      SIGNS.

         Tenant may, during the term of this Lease, upon obtaining any and all necessary permits from governmental authorities, paint or erect and maintain, at its cost and expense, signs of such dimensions and materials as it may reasonably deem appropriate in or about the Leased Premises. The Landlord, on written notice to the Tenant, shall have the right to approve any such signs, but the Landlord shall not unreasonably withhold its consent to the erection of such signs so long as the signs preserve the general character of the Leased Premises. Such signs shall, at the option of the Landlord, be removed by Tenant upon the termination of its occupancy of the Leased Premises. Subject to applicable laws, such signs may be located on the exterior walls, on the roof and inside windows.

         22.      SURRENDER OF PREMISES.

         Except in the case of condemnation described in subsection 12(a), at the expiration or sooner termination of the term of this Lease, Tenant shall surrender the Leased premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Leased Premises. Tenant shall at such time remove all Tenant's Property, as well as any alterations or improvements, if requested to do so by Landlord, and shall repair any damage to the Leased Premises caused thereby, and any or all of such property not so removed shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant. If the Leased Premises be not surrendered as and when aforesaid, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Leased Premises including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. Notwithstanding the foregoing, Tenant shall not be required to remove any alterations and improvements made by Tenant in the Leased Premises prior to April 1, 2005.

         23.      ENVIRONMENTAL REQUIREMENTS.

                  (a)      Definitions:

                           (i) Hazardous Material shall mean any substance:

                               1. the presence of which  requires  investigation
or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or

                               2.  which is or becomes  defined as a  "hazardous
waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.); or

                               3.   which  is   toxic,   explosive,   corrosive,
flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of New York or any political subdivision thereof; or

                               4. the  presence of which on the Leased  Premises
causes or threatens to cause a. nuisance upon the Leased Premises or to adjacent properties or poses or threatens to pose a hazard, to the health or safety of persons on or about the Property; or

                               5. without  limitation  which contains  gasoline,
diesel fuel or other petroleum hydrocarbons; or

                               6.    without     limitation    which    contains
polychlorinated biphenols (PCBs), asbestos or urea formaldehyde foam insulation.

                           (ii) Environmental  Requirements means all applicable
present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders,' approvals, plans, authorizations, concessions, franchises, and similar items, of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation:

                               1. All requirements, including but not limited to
those pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of "Hazardous Materials," chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, ground water, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature; and

                               2. All requirements  pertaining to the protection
of the health and safety of employees or the public.

                  (b) The Tenant promises that the Tenant will not place or permit to be placed any Hazardous Materials on the Leased Premises or use or permit the use of the Leased Premises in a manner that violates applicable Environmental Requirements, and further, that, if at any time it is determined that the operation or use of the Leased Premises violates any applicable Environmental Requirements or that there are materials located on the Leased Premises that, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, the Tenant shall, within thirty (30) days after written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all Environmental Requirements. If the Tenant shall fail to take such action, the Landlord may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all suns so advanced or paid, including, without limitation, reasonable counsel fees, fines, or other penalty payments and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, shall immediately, upon demand, be due from the Tenant and shall bear the Maximum Rate per annum set forth from the date the same shall become due and payable until the date paid, and all sums so advanced or paid, with interest as aforesaid, shall be added as additional rent hereunder. The Tenant shall execute and deliver, promptly after request, such instruments as the Landlord may deem useful or required to permit the Landlord to take any such action. Notwithstanding any provisions of this section, if any Hazardous Materials are found to be located at or near the Property, such occurrence is an Event of Default under this Lease.

                  (c) The Landlord may, at its option, at intervals of not less than one year, cause an environmental audit of the Leased Premises or portions thereof to be conducted to confirm the Tenant's compliance with the provisions of this Paragraph.

                  (d) The Tenant shall send to the Landlord copies of all notices, letters or other communications respecting the Lease Premises that are either received by the Tenant from any governmental or quasi-governmental authority or agency concerning Environmental Requirements or sent by the Tenant to any such authority or agency, promptly upon such receipt or transmittal by the Tenant.

                  (e) The Tenant shall indemnify, hold harmless, reimburse, and, upon request of the Landlord, defend the Landlord from, against and for any and all liability or responsibility that may at any time be imposed upon the Landlord by reason of the Leased Premises or any portion thereof or the operation or use thereof by the Tenant or any prior owner thereof not complying fully with all Environmental Requirements. The provisions of this paragraph shall survive the termination of this Lease.

         24.      "LANDLORD" DEFINED.

                  (a) The term "Landlord" as used in this Lease means only the owner of the Leased Premises, or the Mortgagee in possession of the Leased Premises, for the time being, so that in the event of any sale or other transfer of the Leased Premises, Landlord shall be and hereby is entirely freed and relieved of all liabilities and obligations of Landlord hereunder, and it shall be deemed without further agreement between the parties and any successor of Landlord, that such successors has assumed and agreed to perform and observe all liabilities and obligations of Landlord hereunder.

                  (b) Notwithstanding anything contained herein to the contrary, it is specifically understood and agreed that there shall be no personal liability on Landlord in respect of any of the terms, covenants, conditions or provisions of this Lease, and in the event of a breach or default by Landlord of any of its liabilities and obligations under this Lease, Tenant and any persons claiming by, through or under Tenant shall look solely to the equity of the Landlord in the Leased Premises for the satisfaction of Tenant's and such persons' remedies and claims for damages.

         25.      TENANT'S PAYMENTS.

         Each and every payment and expenditure, other than Minimum Rental and other than costs for any additions, alterations, repairs, replacements and improvements to the Improvements, which are required to be paid by Tenant under this Lease shall be deemed to be additional rent hereunder, whether or not the provisions requiring payment of such amounts specifically so state, and shall be payable, unless otherwise provided in this Lease, on demand by Landlord and in the case of the non-payment of any such amount, Landlord shall have, in addition to all of its other rights and remedies, all of the rights and remedies available to Landlord hereunder or by Laws in the case of non-payment of Minimum Rental. Unless expressly otherwise provided in this Lease, the performance and observance by Tenant of all the terms, covenants and conditions of this Lease to be performed and observed by Tenant hereunder shall be performed and observed by Tenant at Tenant's sole cost and expense. Tenant agrees to pay or reimburse Landlord, on demand, for any reasonable costs and expenses that may be incurred by Landlord in connection with its review of any instruments or documents requested by Tenant pursuant to this Lease or relating to the Leased Premises including but not limited to the costs and expenses of making such investigations as the Landlord shall deem appropriate and the reasonable legal fees and disbursements of Landlord's counsel. All payments of Minimum Rental hereunder shall be made to Landlord by check or wire transfer of federal funds, as Landlord may direct, at the address set forth in the beginning hereof unless otherwise provided herein or at such other address as may be designated by Landlord;.

         26.      RIGHT TO CURE DEFAULTS.

         If Tenant shall fail to fully comply with any of its liabilities or obligations (see original document last line has been cut of f from copy) to make repairs maintain various policies of insurance, comply with all Laws and pay all Impositions and bills for utilities), then (3) days after the giving of written notice of such breach to Tenant (except that prior written notice shall not be required in the event of an emergency) Landlord shall have the right, at its option to cure such breach at Tenant's cost and expense. Tenant agrees to reimburse Landlord (as additional rent) for all losses, costs, damages and expenses resulting therefrom or incurred in connection therewith, together with interest thereon (at a rate equal to the "Maximum Rate"), promptly upon demand.

         27.      COVENANT AGAINST LIENS.

                  (a) If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's or other lien, charge or order for payment of money or other encumbrances shall be filed or imposed against Landlord, any Superior Lessor, any Mortgagee and/or any portion of the Leased Premises (whether or not such lien, charge, order or encumbrance is valid or enforceable as such), Tenant shall, at its cost and expense, cause same to be discharged of record or bonded within thirty (30) days after notice to Tenant of the filing or imposition thereof; and Tenant shall indemnify and defend Landlord against and save Landlord harmless from all losses, costs, damages, expenses, liabilities, suits, penalties, claims, demands and obligations, including, without limitation, reasonable counsel fees, resulting therefrom. If Tenant fails to comply with the foregoing provisions, Landlord shall have the option of discharging or bonding any such lien, charge, order or encumbrance, and Tenant agrees to reimburse Landlord (as additional rent) for all losses, costs, damages, and expenses resulting therefrom or incurred in connection therewith, together with interest thereon (at a rate equal to the "Maximum Rate"), promptly upon demand.

                  (b) All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to any portion of the Leased Premises, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for same. Notice is hereby given that the Landlord shall not be liable for any labor, services, materials, supplies or equipment furnished or to be furnished to the Tenant upon credit, and that no mechanic's or other lien for any such labor, services, materials, supplies or equipment shall attach to or affect the estate or interest of the Landlord in and to the Leased Premises.

         28.      WAIVER OF REDEMPTION.

         It being clearly understood by Tenant that Landlord is unwilling to enter into any lease of the Leased Premises unless the statutory rights or redemption after a dispossess proceeding and to a second further trial after an action in ejectment shall be waived by Tenant (unless such second or further trial results from an Appellate Court decision reversing the decision of the first trial) and Tenant being willing to waive all such rights of redemption conferred by statute in order that it may. secure a lease, Tenant covenants and agrees that in the event of an action for ejectment or any other action or proceeding to dispossess, terminating this Leases, the right of redemption provided or permitted by any Laws, and the right to any second or further trial provided or permitted by any Laws, shall be and hereby are expressly waived (unless such second or further trial results from an Appellate Court decision reversing the decision of the first trial). Tenant hereby expressly waives the service of any notice in writing of intention to re-enter as provided for or may be provided for in and by the laws of the State of New York, as the same may from time to time exist.

         29.      LANDLORD'S AND TENANT'S CERTIFICATES.

         Landlord and Tenant shall, each without charge at any time and from time to time, within ten (10) days after request by the other party, certify by written instrument, duly executed, acknowledged and delivered to any ground lessor, Mortgagee, assignee of any Mortgagee or purchaser, or any proposed Mortgagee, or proposed assignee or sub-tenant of Tenant or any other person, firm or corporation specified by Landlord or Tenant:

                  (a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same if in full force and effect as modified and stating the modifications);

                  (b) Whether or not there are then existing any breaches or defaults by the other party under any of the terms of this Lease and specifying such breach of default or any setoffs or defenses against the enforcement of any of the agreements, terms covenants or conditions of this Lease upon the part of the Landlord or Tenant, as the case may be, to be performed or complied with (and, if so, specifying the same and the steps being taken to remedy the same); and

                  (c) The dates, if any, to which the rental(s) and other charges under this Lease have been paid in advance.

         30.      WAIVER OF TRIAL BY JURY.

         Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other, upon any matters whatsoever arising out of or in any way connected with this Lease, Tenant's use or occupancy of the Leased Premises, and/or claim of injury or damage. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of Minimum Rental or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

         31.      NET LEASE: NON-TERMINABILITY.

         This is an absolutely net lease, and, except as otherwise specifically provided in Section 12 hereof, this Lease shall not terminate nor shall Tenant have any right to terminate this Lease; nor shall Tenant be entitled to any abatement, deduction, deferment, suspension or reduction of, or setoff, defense or counterclaim against, any rentals, charges, or other sums payable to Tenant under this Lease; nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of damage to or destruction of the Leased Premises from whatever cause, any taking by condemnation, eminent domain or by agreement between Landlord and those authorized to exercise such rights, the lawful or unlawful prohibition of Tenant's use of the Leased Premises, the interference with such use by any persons, corporations or other entities, or by reason of any eviction by paramount title, or by reasons of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant or to which Landlord and Tenant are parties, or for any other cause whether similar or dissimilar to the foregoing, any Laws to the contrary notwithstanding; it being the intention that the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Minimum Rental, additional rent and all other charges and sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease; and Tenant covenants and agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, cancel, rescind or void this Lease, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee of, or successor to, Landlord, and notwithstanding any action with respect to this Lease that may be taken by a trustee or receiver of Landlord or any assignee of, or successor to, Landlord or by any court in any such proceeding.

         32.      MISCELLANEOUS PROVISION.

                  (a) NOTICES. Any notice, communication, request or other document or demand required or permitted under this Lease shall be in writing and shall be given to Landlord or Tenant by first class certified or registered mail, return receipt requested, Federal or like express mail service or by hand at their respective addresses hereinabove set forth, except that following the commencement date of this Lease, Tenant's address shall be deemed to be the address of the Leased Premises. Such notification shall be deemed given as of the date of mailing, depositing with a representative of Federal Express or like express mail service or hand delivery. Either party may, from to time, change the address at which such written notices, communications, requests, or other documents or demands are to be given, by giving the other party(ies) written notice of such changed address, pursuant to the terms hereinabove set forth. At Landlord's option, which may be exercised at any time hereafter, Tenant shall send copies of any and all said notices and other communications designated by Landlord, to any Mortgagees and Superior Lessors designated by Landlord, in the same manner as notices are required to be sent to Landlord, and at such address(es) as Landlord may from time to time designate by notice to Tenant. The attorney for the Landlord or Tenant are authorized to give any and all notices on behalf of their respective clients.

                  (b) RELATIONSHIP OF THE PARTIES. It is the intention of the parties hereto to create the relationship of Landlord and Tenant, and no other relationship whatsoever, and unless expressly otherwise provided herein, nothing herein shall be construed to make the parties hereto liable for any of the debts, liabilities or obligations of the other party.

                  (c) GOVERNING LAWS. This Lease shall be governed exclusively by the provisions hereof and by the laws of the State of New York as the same may from time to time exist.

                  (d) INVALIDITY OF PARTICULAR PROVISION. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                  (e) WAIVER. Failure on the part of either party to complain of any action or non-action on the part of the other party, no matter how long the same may continue, shall never be deemed to be a waiver by either party of any of its rights hereunder. Acceptance by Landlord of Minimum Rental, additional rent or any other charges paid by Tenant hereunder shall not be or be deemed to be a waiver by Landlord of any default by Tenant, whether or not Landlord knows of such default. No waiver at any time of any of the provisions hereof by either party shall be construed as a waiver of any of the other provision hereunder and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions.

                  (f) COUNTERPARTS. This Lease may be executed in several counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one and the same instrument.

                  (g) SOLE AGREEMENT. This Lease sets forth all the promises, inducements, agreements, conditions and understandings between Landlord and Tenant relative to the Leased Premises, and there are no promises, agreements, conditions or understanding, either oral or written, express or implied between them, other than as herein set forth. except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant, unless reduced to writing and signed by the party(ies) to be charged therewith.

                  (h) SHORT FORM OF LEASE. At the request of either Landlord or Tenant, a short form of Lease for recording purposes only, in form reasonably satisfactory to the Landlord's counsel, shall be executed by Landlord and Tenant and may be recorded by the party requesting the same. In the event such short form of lease is recorded, the Tenant shall pay any and all taxes, filing fees, costs and expenses of such recording whether such taxes, fees or costs if even such costs or fees are ordinarily paid by Landlord.

                  (i) CAPTIONS. The captions of the several Sections and subsection of this Lease and table of contents are not a part of the context hereof and shall be ignored in construing this Lease. They are intended only as aids in locating various provisions hereof.

                  (j) SUCCESSORS AND ASSIGNS. Except as may be expressly otherwise provided herein, the terms, covenants and conditions hereof shall inure to the benefit of and shall be binding upon Landlord and its successors and assigns and the terms, covenants and conditions hereof shall inure to the benefit of and shall be binding upon Tenant and its successors and permitted assigns.

                  (k) NO MERGER. There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest in the Leased Premises, or any part thereof, by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly, (i) this Lease or the leasehold estate created by this Lease, or any interest in this Lease or in any such leasehold estate, and (ii) any such other estate or interest in the Leased Premises or any part thereof; and no such merger shall occur unless and until all persons, corporations, firms and other entities having an interest (including a security interest) in (i) this Lease or the leasehold estate created by this Lease; and (ii) any such other estate or interest in the Leased Premises, or any part thereof, shall join a written instrument effecting such merger and shall duly record the same.

                  (l) OWNERSHIP OF LEASED PREMISES. Tenant acknowledged that the Leased Premises are the property of Landlord and that Tenant has only the right to the possession and use thereof upon the terms, covenants and conditions set forth in this Lease.

                  (m) ENCROACHMENTS, RESTRICTIONS, ETC. If any of the Improvements shall, at any time, encroach upon any property, street or right of way adjoining or adjacent to the Leased Premises, or shall violate the agreements or conditions contained in any restrictive covenant or other agreement affecting the Leased Premises, or any part thereof, or shall hinder or obstruct any easement or right-of-way to which the Leased Premises are subject, or shall impair the rights of others under such easement or right-of-way, then promptly upon the request of the Landlord at the behest of any persons affected by any such encroachment, violation, hindrance, obstruction or impairment, Tenant shall, at its cost and expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, hindrance, obstruction or impairment, whether the same shall affect Landlord or Tenant, or (ii) make such changes in the Improvements and take such other actions as shall be necessary to remove such encroachments, hindrances or obstructions and to end such violations or impairments, including, if necessary, but only with Landlord's prior written consent, the alteration or removal of any of the Improvements. Any such alteration or removal consented to by Landlord shall be made by Tenant in accordance with the requirements of Section 9, above. Tenant's obligations under this subsection 32(o) shall survive the expiration or sooner termination of this Lease.

                  (n) ACCEPTANCE OF SURRENDER. No surrender to Landlord of this Lease or of the Leased Premises, or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and consented to in writing by any and all Mortgagees and Superior Lessors, and no act or omission by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, consented to as aforesaid, shall constitute an acceptance of any such surrender.

                  (o) CONSENT BY LANDLORD. Wherever in this Lease Landlord agrees not to unreasonably withhold its consent or approval, or words of like import, Tenant agrees that is shall not be unreasonable for Landlord to withhold such consent or approval (i) if by granting such consent or approval Landlord shall be in violation of any Mortgage affecting the Leased

Premises, and (ii) the holder of any such Mortgage shall not give its consent or approval thereto where its consent or approval is required by the terms of its Mortgage.

         33.      SECURITY DEPOSIT.

         Tenant and Landlord hereby acknowledge that $62,110.00 which the Tenant has previously deposited with Landlord as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease shall continue as security. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of the Minimum Rental and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of the Minimum Rental and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, and damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the Leased Premises to Landlord. In the event of a sale of the Land and Improvements or leasing of the Improvements, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord for the return of said security; and it is agreed that the provision hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord not its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord applies or retains any portion or all of the security deposited, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be $62,110.00.

         34.      LANDLORD'S RIGHT TO BUILD ADDITIONAL IMPROVEMENTS.

                  (a) Notwithstanding any other provisions of this Lease, the Landlord reserves the right to construct additional Improvements on the Land forming part of the. Leased Premises and shall have the right to do so in Landlord's sole and absolute discretion and reserves the right to rent such additional Improvements to the Tenant or such other third parties or otherwise utilize all as Landlord may determine in its sole and absolute discretion. In connection with the construction of any such additional Improvements, Tenant shall afford to the Landlord and its workmen, license to enter upon the Leased Premises for the purpose of doing such work as the Landlord deems necessary to complete the additional Improvements all without any claim for damages or indemnity against the Landlord, or diminution or abatement in rent for any reason including claims for partial eviction. Furthermore, there shall be no liability on the part of the Landlord by reason of inconvenience, annoyance or injury to business arising out of the Landlord making such additional Improvements. After completion of any such additional Improvements, Landlord or any such other authorized occupant thereof shall have the right to enter and fully utilize such premises and shall have access to adequate parking on the Leased Premises as Landlord may determine in its sole and absolute discretion.

                  (b) (i) For the purposes of this Section, the term "Right of First Refusal Space" shall mean all or any part of the additional Improvements, if and to the extent such space is improved in whole or in part by the Landlord and becomes available for rent by Landlord.

                           (ii) In the event Landlord intends to lease any Right
of First Refusal Space, Landlord shall notify Tenant of the availability or anticipated availability of such Space ("Landlord's Notice") and Landlord shall also advice Tenant of the then current fair market rental value of such space, which shall be based upon the rental rates most recently charged by Landlord for comparable space for a comparable term to the extent same is available, setting forth and taking into account base periods for escalations. Tenant shall thereafter have thirty (30) days from the date of Landlord's Notice to notify Landlord if it shall desire to lease such Right of First Refusal Space ("Tenant's Response"), the time of notification to be of the essence. In the event Tenant elects to lease the Right of First Refusal Space, Landlord and Tenant shall execute a new lease for such space, upon the same terms and conditions as are contained in this Lease except that (i) the Right of First Refusal Space shall be delivered in its then "as is" condition, and (ii) the Rent shall mean the higher of the (a) then current rental per rentable square foot payable by Tenant pursuant to this Lease (with adjustment) multiplied by the number of square feet in the Right of First Refusal Space or (b) the fair market rental value of the Right of First Refusal Space as determined by Landlord as hereinabove provided. Landlord shall calculate the number of rentable square feet contained in any Right of First Refusal Space in the same manner that it presently calculates the number of rentable square feet. Notwithstanding the foregoing, at the option of either Landlord or Tenant, Landlord and Tenant shall, in lieu of executing a new lease, amend this Lease to add such Right of First Refusal Space upon the terms set forth herein.

                           (iii) If any  Right of First  Refusal  Space has been
offered to Tenant and Tenant either (i) indicates to Landlord that it does not desire to rent such Right of First Refusal Space, or (ii) fails to deliver Tenant's Response within the period hereinabove set forth, Tenant shall have no further rights to lease such Right of First Refusal Space.

                           (iv) The rent for any  Right of First  Refusal  Space
accepted by Tenant shall commence immediately upon the date of delivery of vacant possession of such space to Tenant.

                  (c) If and when the Landlord completes the additional Improvements and Tenant fails or refuses to exercise its rights to utilize the Right of First Refusal Space, the Landlord agrees that the obligations of the Tenant to pay for Impositions shall be reduced to an amount equal to the amount of Impositions multiplied by a fraction (the "Tenant's Pro Rata Share") when the numerator equals 43,000 and the denominator equals the sum of 43,000 plus the square footage comprising the additional Improvements. Furthermore, the Tenant agrees that it's use of the unimproved areas of the Leased Premises shall be limited to Tenant's Pro Rata Share, as determined by Landlord in Landlord's sole and absolute discretion.

         35.      NO BROKER.

         Each of the parties represent to each other that no broker brought about this Lease and the Tenant indemnifies the Landlord and hold Landlord harmless from and against any claim made by any broker or person for compensation or commission due or allegedly due in connection with this transaction.

         36.      DEFINITIONS.

         For the purposes of this Lease, the following definitions shall be applicable:

         EVENT OF DEFAULT - as defined in Section 19.

         GUARANTEE - any agreements or undertakings, written or otherwise, by virtue of which any Guarantors guaranty the performance or observance of any or all of the terms, covenants or conditions to be performed or observed by Tenant under this Lease.

         GUARANTOR - any persons, firms or entities who or which guaranty the performance or observance of any or all of the terms, covenants or conditions to be performed or observed by observed by Tenant under this Lease.

         IMPOSITIONS - as defined in Section 5(b).

         IMPROVEMENTS - as defined in Section 1.

         LANDLORD - as defined in Section 24.

         LAWS - as defined in Section 2.

         LEASE YEAR - Any twelve (12) month period during the term of this Lease commencing on the first day of the first full calendar month of the term of this Lease.

         LEASED PREMISES - as defined in Section 1.

         MAXIMUM RATE - an annual rate of interest equal to the Prime Rate plus two (2%) percent but in no event in excess of the maximum lawful rate permitted to be charged by a Landlord against a defaulting Tenant for monies advanced by reasons of Tenant's default.

         MINIMUM RENTAL - as defined in Section 3.

         MORTGAGE - any Mortgage, deed of trust or other security interest now existing or hereafter created on all or any portion of Landlord's interest in this Lease and/or the Leased Premises.

         MORTGAGEE - the holder of any Mortgage.

         NET AWARD - as defined in Section 12(e).

         PERSON-PERSONS   -  any  individual   (s),   partnership(s),   firm(s),
corporation(s), business trust(s), estate(s), legal representative(s) or other entities of any nature or description whatsoever.

         PLANS AND SPECIFICATION - as defined in Section 9(a) (iv).

         PRIME RATE - the highest Prime Rate being published at the time in question by The Wall Street Journal, Eastern Edition.

         SUCCESSOR LANDLORD - as defined in Section 14(c).

         SUPERIOR LEASE - any lease of all or any portions of the Leased Premises made by and between any persons, firms or entities, as lessor, and any Landlord hereunder, as lessee.

         SUPERIOR LESSOR - the Lessor under any Superior Lease.

         TAKING DATE - as defined in Section 12(a).

         TENANTS CHANGE(S) - as defined in Section 9(a).

         TENANT'S PROPERTY - as defined in Section 13.

         37.      TENANT REPRESENTATIONS.

                  (a) Tenant is a corporation, duly formed, validly existing and in good standing under the laws of the State of New York. Tenant has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, and to execute, deliver and perform this Lease. Tenant and any Guarantor are now able to meet their respective debts as they mature, the fair market value of their respective assets exceeds their respective liabilities and no bankruptcy or insolvency proceedings are pending against or by or contemplated by the Landlord or any Guarantor. The Tenant and any Guarantor are, to the best of their knowledge, not in default, nor have either of them received any notice of any uncured default, under the terms of any instrument evidencing or securing any indebtedness of the Tenant or any Guarantor, respectively, and there has, to be best of their knowledge,. occurred not event, which, if uncured or uncorrected would constitute a default under any such instrument upon notice or lapse of time or both; provided, however, that with respect to the Guarantor any such default referred to herein shall not be a material default affecting the ability of the Guarantor to comply with its obligations under the Guaranty. All reports, statements and other data furnished by the Tenant and any Guarantor to the Landlord in connection with the Lease are true, correct and complete in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. This Lease and Guaranty are valid and binding obligations enforceable in accordance with their respective terms.

                  (b) Tenant will at all times maintain, preserve and keep in full force and effect its existence, good standing, franchises, rights and privileges as an entity under the laws of the State of New York and Mortgagor's right to lease and operate the Leased Premises and to transact business in New York.

         38.      AMENDED AND RESTATED LEASE.

         As of the date hereof, this Lease shall amend and restate in its entirety the terms and conditions of the certain lease originally entered into as of the 20th day of December, 1989 by and between Landlord and Tenant's predecessor-in-interest Enzolabs, Inc., and as subsequently amended by a First Amendment to Lease dated February 1991, a Second Amendment to Lease dated January 1, 1993 and a Third Amendment to Lease dated January 1, 2000 (collectively, the "ORIGINAL LEASE"), shall supersede, in all respects, the terms and conditions of the Original Lease, and this Lease alone shall govern the rights and obligations of the parties with respect to the Leased Premises.



                          SIGNATURES ON FOLLOWING PAGE

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument under seal as of the day and year first above written.

                                              LANDLORD:

                                              PARI MANAGEMENT CORPORATION


                                              By:
                                                 -----------------------------


                                              TENANT:

                                              ENZO CLINICAL LABS, INC.


                                              By:
                                                  -----------------------------

                                   EXHIBIT "A"

                                   DESCRIPTION
                                   -----------

         ALL of that certain parcel or parcels of land and the buildings and improvements thereon known and numbered as 60 Executive Boulevard, Farmingdale.

                                   SCHEDULE 1

         1.       The   Minimum   Rental  during  the  term  of  this  Lease  is
$1,161,000.00 per annum payable in monthly installments of $96,750.00 for the period beginning on April 1, 2005.

         2.       The   Minimum  Rental  reserved  in  this  Lease  and  payable
hereunder shall be adjusted annually on April 1st of each year.

         The adjustment for each year shall be equal to the greater of the amounts described in paragraphs A and B below (subject to paragraph 3 below) but in no event shall the adjustment in any given year exceed 3% over the immediately prior year:

         A.       (a)      Definitions:  For  the purposes of this Schedule, the
 following definitions shall apply:

                           (i)   The term  "Base Year"  shall mean April 1, 2005
through March 31, 2006.

                           (ii)  The term "Price Index" shall mean "The Consumer
Price Index (All Urban Consumers, New York, N.Y. Northeastern N.J., Long Island) issued by the Bureau of Labor Statistics of the United States Department of Labor.

                           (iii)  The term "Price Index for the Base Year" shall
mean the average of the monthly

All Items Price Indexes for each of the 12 months of the Base Year.

                  (b) Effective as of each April subsequent to the Base Year, there shall be made a cost of living adjustment of the Minimum Rental payable hereunder. The annual adjustment shall be based on the percentage difference between the Price Index for the preceding month of March and the Price Index for the Base Year. In the event the Price Index for March in any calendar year during the term of this Lease reflects an increase over the Price Index for the Base Year, then $1,161,000.00 shall be multiplied by the percentage difference between the Price Index for the immediately preceding March and the Price Index for the Base Year and the resulting sum shall be added to $1,161,000.00 effective as of such April 1st. Said adjusted Minimum Rental shall thereafter be payable hereunder in equal monthly installments until it is readjusted pursuant to the terms of the Lease.

         The following illustrates the intentions of the parties hereto as to the computations of the aforementioned cost of living adjustment in the annual rent payable hereunder:

         Assuming that said fixed annual rent is $10,000.00 that the Price Index for the Base Year was 102.0 and that the Price Index for the month of March in a calendar year following the Base Year was 105.0, then the percentage increase thus reflected, i.e., 2.941% (3.0/102.0) would be multiplied by $10,000.00 and said fixed annual rent would be increased by $294.10 effective as of April 1st of said calendar year.

         In the event that the Price Index ceases to use 1982-1984 as the basis of calculation or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this Lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, the Landlord shall select a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining the Price Index which shall be used.

         No adjustments or recomputations, retroactive or otherwise, shall be made due to any revision which may later be made in the first published figure for any month.

                  (c) Landlord will cause statements of the cost of living adjustments provided for in subdivision (b) to be prepared in reasonable detail and delivered to Tenant.

                  (d) In no event shall the Minimum Rental originally provided to be paid under this Lease (exclusive of the adjustments under this Article) be reduced, by virtue of this Schedule.

                  (e) Any delay or failure of Landlord, beyond April of any year, in computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

                  (f) Notwithstanding any expiration or termination of this Lease prior to the Lease Termination Date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay rent as adjusted under this Schedule shall continue and shall cover all periods up to the Lease Termination Date, and shall survive any expiration or termination of this Lease; or

         B. The amount of the immediate prior years adjusted Minimum Rental multiplied by 1.03.

         3. In no event shall the adjustment from the immediate prior years' adjusted Minimum Rent exceed 3%.